UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2026

ZSPACE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-42431	35-2284050
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

55 Nicholson Lane San Jose, California	95134
(Address of Principal Executive Offices)	(zip code)

(408) 498-4050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZSPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 8, 2026 (the “Effective Date”), zSpace, Inc. (the “Company”) entered into an Amendment #2 to Senior Secured Convertible Note (the “Amendment”) with an institutional investor (the “Holder”), which amends the terms of the Senior Secured Convertible Note in the original principal amount of $13,978,495, dated April 11, 2025 (the “Note”), previously issued by the Company to the Holder pursuant to a Securities Purchase Agreement with the Holder dated April 10, 2025, as amended.

The Amendment revises the definition of “Floor Price” as set forth in the Note from $0.60 per share of the Company's common stock, par value $0.00001 per share (“Common Stock”) to $0.22 per share, subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions.

In addition, the Amendment revises the definition of “Equity Conditions,” the satisfaction of which is generally a prerequisite to the Company's ability to make installments payments in shares of Common Stock. The Amendment modifies the definition of “Equity Conditions” to reduce the required minimum VWAP of the Common Stock over the 20 trading days prior to the applicable date from $0.75 to $0.30.

Except as specifically set forth in the Amendment, all other terms, covenants, and conditions of the Note remain in full force and effect. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the respective meanings ascribed to such terms in the Note and the Amendment, as applicable.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Amendment to Senior Secured Convertible Note dated January 8, 2026 by and between the Company and the holder set forth on the signature page thereto.

104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2026	zSpace, Inc.

	By:	/s/ Erick DeOliveira
Erick DeOliveira
Chief Financial Officer